Exhibit 99.1

MAY 2019 UPDATE | NASDAQ: MYRG Q1 2019 INVESTOR PRESENTATION

Forward - Looking Statements Various statements in this communication, including those that express a belief, expectation, or intention, as well as those tha t are not statements of historical fact, are forward - looking statements. The forward - looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward - looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “likely,” “unlikel y,” “possible,” “potential,” “should” or other words that convey the uncertainty of future events or outcomes. The forward - looking statements in this communication speak only as of the date of this communication; we disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward - looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are bey ond our control. No forward - looking statement can be guaranteed and actual results may differ materially from those projected. Forward - looking statements in this communication should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10 - K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10 - Q or Current Reports on Form 8 - K. Investor Presentation │ MAY │ ©2019 MYR GROUP INC . MYR GROUP SAFE HARBOR STATEMENT MYR GROUP CONTACT Betty R. Johnson Chief Financial Officer 847.290.1891 investorinfo@myrgroup.com INVESTOR CONTACT Steve Carr Dresner Corporate Services 312.780.7211 scarr@dresnerco.com Page 2

Page 3 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. Company Overview Strategy Market Overview Financial Performance Investment Outlook Appendix TABLE OF CONTENTS

Company Overview │ Page 4 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. $1.53B 2018 Revenue $1.14B 2016 $1.06B 2015 $944M 2014 $903M 2013 $999M 2012 $780M 2011 $597M 2010 • AMONG TOP 5 ENR U.S. Specialty Electrical Contractors for 23 years in a row • REPORTABLE SEGMENTS Commercial & Industrial (C&I) Transmission & Distribution (T&D) • RECORD REVENUES Reached record revenues in 2018, an increase of 9.1% over 2017 For more than a century , MYR Group’s subsidiaries have served the electrical construction needs of clients. Our reputation for excellence in both our markets makes us a leader in the industry. $1.40B 2017

Company Overview │ Page 5 Investor Presentation │ MAY │ ©2019 MYR GROUP INC . STRONG MARKET POSITION • A nationwide leader in Transmission & Distribution • Growing regional presence in Commercial and Industrial • Broad geographic footprint with a strong presence in key growth markets • Network of more than 5,500 highly skilled employees that have built long - standing customer relationships • Growing revenues • Backlog near an all - time high • Stable balance sheet to support growth • Since going public in August 2008, MYR has had no loss quarters, goodwill impairment charges, or extraordinary losses SOLID FINANCIAL PERFORMANCE NUMEROUS COMPETITIVE DIFFERENTIATORS • Superior performance on key operating metrics including: • Safety • Service / customer responsiveness • Large, modern, centralized fleet, including extensive specialized equipment FAVORABLE INDUSTRY DYNAMICS • Current and planned spending by utilities and transmission developers remain high • Strength in U.S. economy is driving growth in C&I construction • Growing need for additional transmission to deliver new generation of natural gas and renewable energy resources to load centers • Federal and state programs for added infrastructure spending A MARKET LEADER POSITIONED FOR GROWTH

Company Overview │ Page 6 $447 $622 $829 $722 $700 $795 $819 $879 $893 $949 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 LTM Millions T&D Revenue T&D Revenue 8.7% CAGR $150 $158 $170 $180 $244 $267 $324 $524 $638 $704 $0 $100 $200 $300 $400 $500 $600 $700 $800 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 LTM Millions C&I Revenue C&I Revenue 18.8% CAGR Transmission & Distribution (T&D) Commercial & Industrial (C&I) Investor Presentation │ MAY │ ©2019 MYR GROUP INC. • Transmission up to 765kV • Overhead Distribution • Underground Distribution • Foundations & Caissons • Directional Boring • Substation & Collector Systems • EPC Services • PCS / Cellular Towers • Emergency Storm Response • Fiber Optics • Underground Gas Distribution • Educational / Medical Centers • Airports / Airfield Lighting • Data Centers • Bridge, Roadway, Tunnel Lighting • Government & Office Buildings • Building Automation & Controls • Telecommunications • Transportation / Traffic Signalization • Voice, Data & Video Systems • Industrial Facilities • Water & Wastewater Treatment Plants • Renovations and Major Additions • Technical Services • Power Plant Electrical Construction COMPREHENSIVE NORTH AMERICAN SERVICE OFFERINGS

Strategy │ Page 7 Investor Presentation │ MAY │ ©2019 MYR GROUP INC . ORGANIC GROWTH Expand in new and existing markets that align with MYR Group’s core capabilities • Strategic expansion of MYR Group’s geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long - term customer relationships STRATEGIC ACQUISITIONS Continue to evaluate targeted, strategic acquisitions to expand business and hone operating expertise • Search for and evaluate strategic opportunities that achieve long - term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long - term return thresholds and are compatible with MYR Group’s values and culture • Focus on integration of processes, people, technology and equipment PRUDENT CAPITAL RETURN $20.0 million remaining under our Share Repurchase Program • On July 26, 2018, the Company’s Board of Directors approved a new $20.0 million share repurchase program that began when the previous share repurchase program expired. The new share repurchase program will expire on August 15, 2019 or when the authorized funds are exhausted FUTURE GROWTH AND VALUE CREATION OPPORTUNITIES

MYR Group’s Strong Competitive Advantage • Added multiple new locations in the past several years through organic growth and four acquisitions • History of successful, quality project execution throughout our 125+ years in business • Centrally managed fleet allows for greater leverage of resources to effectively service nationwide footprint • Strong, established relationships and strategic alliances with a focus on being a solution - provider for our clients • An unrivaled commitment to safety with excellent safety records, programs and culture Strategy │ Page 8 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. Westbrook, ME Coquitlam, BC, Canada Vancouver, BC, Canada Nisku, AB, Canada Aurora, IL Broadview, IL Columbus, NJ East Syracuse, NY Auburn, ME Bloomfield, CT Morgan, UT ACQUIRED LOCATIONS C&I T&D ORGANIC GROWTH LOCATIONS Las Vegas, NV Colorado Springs, CO Seattle, WA Chino, CA Chino, CA Corpus Christi, TX Topeka, KS Alvarado, TX Mansfield, TX TERRITORY COVERAGE

July 2018 Geographic Expansion • Expanded presence in the midwestern and eastern regions of the US • Established offices in: • Broadview, IL • Columbus, NJ • East Syracuse, NY • Aurora, IL Service Offering Expansion • Established a C&I presence in the regions served • Offers a wide range of commercial and industrial electrical construction services including preconstruction services, prefabrication, telecommunications, design - build/design - assist and integrated project delivery methodology Enhance End Market Exposure • Expands our breadth of C&I service offerings across the Midwestern and eastern regions of the US and strengthens our market position in delivering cost - effective solutions to both new and existing customers Grow Skilled Workforce • High - quality workforce and strong management team with decades of experience, who share our culture, values and commitment to delivering superior service to our customers through operational experience 2018 ACQUISITION Strategy │ Page 9 Investor Presentation │ MAY │ ©2019 MYR GROUP INC.

Market Overview │ Page 10 Source: U.S. Department of Energy | March 2018 Transmission Data Review Miles of Planned Transmission Lines Expected to be completed by 2020 “Planned […] refers to projects where: (a) Permits have been approved (b) A design is complete, or (c) The project is necessary to meet a regulatory requirement” With the project mix we anticipate going forward, which includes increased opportunities in renewable energy and storage, we are optimistic about the strong market and growth opportunities ahead. Rick Swartz President and CEO “ “ NERC Assessment Areas Investor Presentation │ MAY │ ©2019 MYR GROUP INC. T&D MARKET CONDITIONS REMAIN FAVORABLE

Market Overview │ Page 11 Source: The C Three Group, 2018 North American Electric Distribution Market Forecast, September 2018 Historical and Projected Transmission Investment (Nominal Dollars) Source: EEI Transmission Projects: At A Glance, October 2018 (Note: r=revised) Transmission Spend Drivers System Reliability Aging Electric Grid Connecting Renewables Plant Retirements “U.S. investor - owned utilities project there should be a continued uptick from 2018 to 2019, and this growth should remain relatively constant for the remainder of the decade.” Distribution Spend Drivers Reliability Upgrades Aging Infrastructure Storm Hardening Housing Starts “In 2017, EEI members’ total transmission investments reached approximately $21.9 billion (nominal $) and expect to invest an additional $88.7 billion in the transmission system through 2021.” U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures by Ownership Type Investor Presentation │ MAY │ ©2019 MYR GROUP INC . T&D MARKET CONDITIONS REMAIN FAVORABLE

STRONG C&I MARKET

C&I's strong $662.3MM backlog as of 3/31/2019 is driven by:

- Hospitals
- Data Centers
- Airport Projects
- Transportation Work
- Aerospace
- Water / Waste Water Upgrades



Associated General Contractors of America
"Construction spending totaled $1.32 trillion in February, up 1.0 percent from the January rate and a gain of 1.1 percent compared to February 2018. Private nonresidential spending slipped 0.5 percent for the month and inched up 0.1 percent from a year ago, while Residential spending climbed 0.7 percent from January to February but declined 3.4 percent year-over-year."
Source: AGC Newsroom - April 1, 2019



Dodge Momentum Index
(Year 2000=100)
200
175
150
125
100
75
50
03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20

Dodge Momentum Index – by McGraw-Hill Construction

- 12-mo. leading indicator of construction spending for nonresidential building
- 91% correlation between construction planning reports and the U.S. Commerce Department's Put in Place spending over the past 10 years

Dodge Momentum Index

The Dodge Momentum Index dropped to 146.9 (2000=100) in February, down 4.4% from the revised January reading of 153.6, according to Dodge Data & Analytics. The commercial component dropped 3.4%, while the institutional component dropped 5.9%. From April-August last year, the average level of the Momentum Index was 158.6, while September-February the average is 150.3. This shift and sawtooth pattern suggests that growth in construction activity will moderate over the coming year.

Source: McGraw Hill Construction Press Release March 7, 2019

Investor Presentation | MAY | ©2019 MYR GROUP INC. Market Overview | Page 12

Financial Performance│ Page 13 $0.60 $0.78 $1.00 $0.90 $0.94 $1.06 $1.14 $1.40 $1.53 $1.65 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 LTM Billions Revenue by Work Type Trans. Dist. C&I 13.1% CAGR $0.40 $0.41 $0.43 $0.45 $0.43 $0.48 $0.62 $0.69 $0.66 $0.63 $0.70 $0.68 $0.96 $1.01 $1.10 $1.15 $1.14 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2015 2016 2017 2018 2019 Billions Backlog Backlog > 12 Mo 12 Mo. Backlog 29.9% CAGR $42.7 $49.1 $80.7 $84.8 $92.0 $83.0 $78.8 $65.8 $86.6 $89.5 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 LTM Millions EBITDA * EBITDA 9.4% CAGR $0.78 $0.87 $1.60 $1.61 $1.69 $1.30 $1.23 $1.28 $1.87 $1.97 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 LTM Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 11.9% CAGR * For reconciliation of EBITDA to net income, see page 21 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. STRONG LONG - TERM FINANCIAL PERFORMANCE

16.0% 13.1% 12.0% 9.0% 7.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% EME MTZ DY MYRG PWR 3 - Year Average ROIC • Little off - balance - sheet leverage • Limited goodwill • Modest debt leverage • Strong liquidity position • Substantial bonding capacity • Investment in specialty equipment contributed to top - line organic growth and supports future organic growth • Executed five equipment notes totaling $ 30.0 million, enabling us to move a portion of our variable - rate debt to fixed rates and to increase our liquidity Financial Performance│ Page 14 $(150) $(125) $(100) $(75) $(50) $(25) $- $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 $300 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Millions Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ MYRT and EME period is March 2017 - March 2019 MTZ and PWR period is December 2016 – December 2018 DY period is January 2017 – January 2019 $21.9 $42.3 $37.2 $42.7 $39.0 $46.6 $25.4 $30.8 $50.7 $46.0 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $25 $50 $75 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 LTM Millions CAPEX Investment CAPEX Spend CAPEX % of Rev Investor Presentation │ MAY │ ©2019 MYR GROUP INC. BALANCE SHEET STRENGTH TO SUPPORT ADDITIONAL GROWTH

MYRG - CAGR 9.45% EME - CAGR 10.99% PWR - CAGR 3.66% MTZ - CAGR 15.04% DY - CAGR 5.26.% -100.0% 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% Dividend Adjusted Stock Return (12/26/2007 - 04/29/2019) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return Financial Performance│ Page 15 MYR closed on its 144A private placement in December 2007; approximately 17.8 million shares of stock were sold at $13.00/sha re to qualified institutional buyers. MYR traded on FBR’s 144A portal from that date until it went public on August 12, 2008. The trading vo lum e in the first month of going public was approximately 5.2 million shares and the closing prices ranged from $14.50/share to $16.60/share. Source: S&P Capital IQ Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 12/26/2007 13.00$ 24.53$ 26.96$ 10.48$ 27.53$ 4/29/2019 36.23$ 80.12$ 40.53$ 51.37$ 49.27$ Div. Adj. Stock Return 178.7% 226.6% 50.4% 390.2% 79.0% Investor Presentation │ MAY │ ©2019 MYR GROUP INC. DELIVERING STRONG RETURNS

Investment Outlook │ Page 16 Strong Financial Position Strong equity base provides capacity to add leverage for additional potential acquisitions, organic growth and share repurchases Centralized Fleet & Corporate Operations Centralization allows for greater efficiency and leverage of company resources Positive Industry Outlook Regulatory environment supports growth and market analysts expect escalated spending through year 2020 Proven Strategy Execution Solid execution of corporate strategy has solidified MYR Group’s position as a market leader in large transmission line construction Favorable Growth Prospects Opportunities for organic, vertical, horizontal and geographic growth Experienced Management Executive Management average 30 years of industry experience Investor Presentation │ MAY │ ©2019 MYR GROUP INC. INVESTMENT OUTLOOK

Appendix │ Page 17 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. APPENDIX

EXPERIENCED BOARD WITH INDEPENDENT OVERSIGHT • 7 of 9 directors are independent • 5 of 9 directors have significant energy / utility experience • Independent Chairman of the Board • Audit, Compensation and Nominating / Governance committees comprised solely of independent directors • Separate executive sessions of independent directors • Annual Board evaluations STRONG CORPORATE GOVERNANCE PRACTICES • Majority voting standard for directors in uncontested elections • No “Poison Pill” in place • Effective executive compensation best practices • Majority of CEO compensation is performance based ACCOUNTABILITY & RESPONSIVENESS • Board adopted majority voting for uncontested elections in December of 2015 based on input from shareholders • Proactive investor relations outreach to ensure active, ongoing engagement Appendix │ Page 18 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. CORPORATE GOVERNANCE OVERVIEW

• Experienced management team averages more than 22 years with MYR Group and approximately 30 years in our industry • Strong corporate culture focused on customer service and safety • Investment in management team for the successful execution of large, multi - year projects BETTY JOHNSON Chief Financial Officer WILLIAM FRY Chief Legal Officer TOD COOPER Chief Operating Officer – T&D JEFF WANEKA Chief Operating Officer – C&I RICK SWARTZ Chief Executive Officer MYR Group Experience Industry Experience 19 years 30 years - 21 years 28 years 30 years 27 years 34 years 36 years 36 years Appendix │ Page 19 19 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. EXPERIENCED MANAGEMENT TEAM

Appendix │ Page 20 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. Transmission Renewables Distribution Traffic Signalization Telecommunications Substation Foundations Industrial Storm Restoration EPC Commercial Smart Grid SERVICE OFFERINGS

Appendix │ Page 21 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. MYR GROUP CUSTOMER SAMPLE

Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quart ers and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating perform anc e or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly bas is. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreci ati on schedules when comparing our measures to our peers’ measures. ($ In Millions, Except Per Share Amounts)* FY LTM 2010 2011 2012 2013 2014 2015 2016 2017 2018 3/31/2019 Net Income 16.1$ 18.3$ 34.3$ 34.8$ 36.5$ 27.3$ 21.4$ 21.2$ 31.3$ 32.3$ Interest Expense, net 1.0 0.5 0.8 0.7 0.6 0.7 1.3 2.6 3.6 4.1$ Provision for Income Taxes 9.3 10.8 20.4 20.1 21.4 17.0 16.9 3.5 11.8 12.0$ Depreciation and Amortization 16.3 19.5 25.2 29.2 33.5 38.0 39.2 38.6 39.9 41.1$ EBITDA 42.7$ 49.1$ 80.7$ 84.8$ 92.0$ 83.0$ 78.8$ 65.8$ 86.6$ 89.5$ Diluted Weighted Average Shares Outstanding 20.8 21.0 21.2 21.4 21.5 21.0 17.5 16.5 16.6 16.6 EBITDA per Diluted Share 2.05$ 2.34$ 3.80$ 3.96$ 4.29$ 3.95$ 4.51$ 3.99$ 5.22$ 5.38$ Revenue 597.1$ 780.4$ 999.0$ 902.7$ 944.0$ 1,061.7$ 1,142.5$ 1,403.3$ 1,531.2$ 1,653.7$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization. EBITDA Margin 7.15% 6.29% 8.08% 9.39% 9.75% 7.82% 6.90% 4.69% 5.66% 5.41% Appendix │ Page 22 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. EBITDA RECONCILIATION

S&P Capital IQ Disclaimer of Liability Notice . This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. Net Income (LTM) [A] +[Net Interest Expense * (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Debt] @ beginning of LTM = Return on Invested Capital EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics Appendix │ Page 23 Investor Presentation │ MAY │ ©2019 MYR GROUP INC. FINANCIAL RATIO DEFINITIONS